Exhibit 99.2

Transaction Announcement September 2021 Creating a Leader in Discovery and Preclinical Services and Products

Disclaim e r 2 This presentation includes forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties that could cause actual results to differ materially from those projected including, without limitation, slides 6, 19, 23, 26, 27, and 33. Forward - looking statements can often be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely,“ “expected,” “target,” "may," "should," "will" and similar references to future periods. Certain forward - looking statements will refer to our business following the proposed acquisition described in the presentation. Forward - looking statements may include, but are not limited to, statements regarding our intent, belief or current expectations with respect to (i) our strategic plans; (ii) trends in the demand for our products and services; (iii) trends in the industries that consume our products and services; (iv) our ability to develop new products and services; (v) our ability to make capital expenditures and finance operations; (vi) global economic conditions, especially as they impact our markets; (vii) our cash position; (viii) our ability to successfully integrate the operations and personnel related to the Envigo acquisition and other recent acquisitions; (ix) our ability to effectively manage current expansion efforts and any future expansion or acquisition initiatives undertaken by us, including the Envigo acquisition; (x) our ability to develop and build infrastructure and teams to manage growth and projects; (xi) our ability to continue to retain and hire key talent; (xii) our ability to market our services and products under the new corporate name and relevant brand names; (xiii) our ability to service our outstanding indebtedness, (xiv) our expectations regarding the volume of new bookings, pricing, gross profit margins and liquidity; (xv) the impact of the COVID - 19 pandemic on the economy, demand for our services and products and our operations, including the measures taken by governmental authorities to address the pandemic, which may precipitate or exacerbate other risks and/or uncertainties, and (xvi) the closing date of the Envigo acquisition, the impact of the Envigo acquisition on the Company and the combined company, including on revenues, earnings, c ash flows, margins, adjusted EBITDA, net leverage and other financial and operating results and management, and potential savings, synergies and market and other opportunities for the combined company. Actual results may differ materially from those in the forward - looking statements as a result of various factors, including, but not limited to, the risk factors disclosed in our reports with the Securities and Exchange Commission, many of which are beyond our control. You should not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward - looking statements will be achieved or occur. Any forward - looking statement made by us during the course of our presentation or in these slides is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward - looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. This presentation also includes estimated projections of future operating results. This information is not fact and should not be relied upon as being necessarily indicative of future results; the projections were prepared in good faith by management and are based on numerous assumptions that may prove to be wrong. Important factors that may affect actual results and cause the projections to not be achieved include, but are not limited to, risks and uncertainties relating to the company, the proposed acquisition and other factors described under “Risk Factors” sections of the Company's Annual Report on Form10 - K. Actual results may differ materially from those contained in the estimates. Accordingly, there can be no assurance that the estimates will be realized. This presentation contains financial measures that are not calculated in accordance with generally accepted accounting princi ple s in the United States (GAAP), including Adjusted EBITDA for the twelve months ended September 30, 2020 and the nine months ended June 30, 2021 and 2020 for Inotiv and for the twelve months ended December 31, 2020 and the six months ended June 30, 2021 and 2020 for Envigo. Adjusted EBITDA as reported herein refers to a financial performance measure that excludes from net income (loss) income statement line items interest expense and income taxes (benefit) expense, as well as various non - cash charges and certain charges that are unrelated to the ongoing operations of the business. The Company believes that these non - GAAP measures provide useful information to investors. Among other things, they may help investors evaluate the Company’s ongoing operations. They can assist in making meaningful period - over - period comparisons and in identifying operating trends that would otherwise be masked or distorted by the items subject to the adjustments. Management uses these non - GAAP measures internally to evaluate the performance of the business, including to allocate resources. Investors should consider t hes e non - GAAP measures as supplemental and in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. Management has chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of our results and to illustrate our results giving effect to the non - GAAP adjustments shown in the reconciliation. Management strongly encourages investors to review the Company's consolidated financial statements and publicly filed reports in their entirety and cautions investors that the non - GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures.

Today’s Presenters Robert Leasure, Jr. Chief Executive Officer, President and Director 3 Beth Taylor Chief Financial Officer Adrian Hardy Chief Executive Officer John Sagartz Chief Strategy Officer

Inotiv & Envigo Creating a leader in discovery and preclinical services and products Leading Provider of Full - service Preclinical CRO Services Leading Commercial Supplier of Global Research Models $286m F9M 6/30/21 Revenue (1) $35m F9M 6/30/21 Adj. EBITDA (1) c. 1 ,8 0 0 Headcount c.25 Locations across 6 countries c. 3 ,0 0 0 Customers 4 1) Represents unaudited pro forma revenue and unaudited pro forma Adjusted EBITDA for the nine - month period ending June 30, 2021 for Inotiv and Envigo.

Key Transaction Highlights 5 Consideration • Purchase price of $545m (debt - free and cash - free) subject to customary adjustments (1) • Inotiv to issue 9,365,173 of common stock to Envigo shareholders (equating to $345m) in addition to $200m of cash Ownership • Inotiv shareholders will own c.64% of the combined company on a fully - diluted basis • Envigo Shareholders will own c.36% Financing • $275m fully committed debt financing to fund transaction requirements, debt repayment, and operations Leadership / Governance • Current Inotiv CEO, CFO and CSO will continue to lead the combined company • Operational leadership from Inotiv and Envigo will maintain critical roles • Inotiv Board of Directors to expand to seven members, including two directors added from Envigo Timing • Expected to close by fourth calendar quarter of 2021 • Subject to Inotiv shareholder approval (2) , Envigo shareholder approval, regulatory approval and other customary closing conditions 1) Calculated based on share price at market close on Monday, September 20, 2021 of $36.81. 2) Inotiv shareholders must vote to increase authorized shares and approve issuance of shares in the merger.

Sources and Uses 1) Calculated based on share price at market close on Monday, September 20, 2021 of $36.81. 6 Inotiv’s Acquisition of Envigo will be Financed with a Combination of Debt and Inotiv Equity Sources of Funds ($ in millions) Sources A m o u n t Committed Debt Facilites $275 Issuance of NOTV Shares 345 Total Sources $620 Uses of Funds ($ in millions) Uses A m o u n t Envigo Purchase Price (1) $545 Paydown Existing Senior Debt & Prepayment Penalty 37 Transaction Fees & Expenses 22 Additional Cash to Balance Sheet 16 Total Uses $620

Transaction Benefits

Brings together two very experienced management teams who have significantly transformed their businesses to position themselves into the future

Scale Enhancement	• Pro forma F9M Revenue of $286m and Adj. EBITDA of $35m[1] • Broad, combined customer base with c.3,000 customers across biotech, pharma, and academia • Expands geographic footprint and opens EU market for Inotiv's services
Full Spectrum Provider	• Acquisition of an important resource for the preclinical services offered by Inotiv • Ability to support clinical trials from discovery through IND • Augments Inotiv's platform with a leading research model provider which enhances the overall value proposition
Diversification	• Attractive revenue stream diversification with exposure to large and growing end markets • Broadens customer base across large pharma, emerging biotech, and CROs with significant white-space opportunity
Accretive to Margins & Earnings	• Margin accretive to EBITDA from day 1 driven by vertical integration without considering potential synergies • Expected to be immediately earnings accretive post-close • Strengthened platform supports continued, accretive bolt-on M&A
Attractive FCF Generation	• Rapid de-leveraging enabled by strong expected cash flow generation and future capital structure ○ c.4.6x total net leverage (2.4x net senior secured) at close ○ Below 3.0x total net leverage at YE 2023 expected target[2]
Synergies	• Revenue synergy potential through cross-selling existing clients across a broader platform of services and products • Some additional synergies expected driven by SG&A cost savings

1) Represents unaudited pro forma revenue and Adjusted EBITDA for the nine-month period ending June 30, 2021 for Inotiv and Envigo. Includes pro forma adjustments in the amount of $2 million for the elimination of profit related to business held for sale.
2) Based on current combined management forecasts.

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II. Inotiv Overview

Inotiv at a Glance

Company Overview

- Inotiv, Inc., is a **growing** contract research organization (CRO) focused on delivering **superior client service** to the world's leading drug discovery and development companies and medical device research organizations
- The Company provides a **comprehensive suite** of high-quality **nonclinical** and **analytical** contract research services in support of clients' discovery and development objectives
- Inotiv **reduces** the **cost** and **time** to bring new drugs to market
- Business segments include Contract Research Services (95% of TTM revenue) and Research Products (5% of TTM revenue)
- Key service offerings include *In Vivo* services, surgical models and medical device testing, pathology, DMPK and consulting
- The Company was founded in 1974 and **reinvented in 2017**, when current leadership launched a new strategic plan and vision

By the Numbers

c.500
Customers[(1)]

$74m
F9M Revenue[(2)]

41%
Backlog CAGR[(3)]

c.30%[(4)]
Organic Revenue Growth

Book-to-Bill Ratio

FY2020		FYTD 6/30/21
1.26x	▶	1.40x[(5)]

Note: Book-to-bill ratio represents the ratio of engagements booked to engagements completed and billed for a period.
1) Represents the active customer base over the last 3 years as of 6/30/2021.
2) Represents unaudited revenue for the nine-month period ending June 30, 2021; pro forma for HistoTox and Boulder acquisitions.
3) 9/30/2018 to 6/30/21; CAGR calculation is based on Inotiv's actual backlog as of the last day of the reference period.
4) LTM for the period ending 3/31/2021.
5) For the 9-month period ended 6/30/21.

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• In Vivo sampling systems and accessories • Liquid chromatography and electrochemistry instruments platforms • Physiology monitoring tools 10 Inotiv at a Glance (Cont.) Services and Products Diverse Client Base Research Products (5% of TTM Revenue as of 6/30/21) • Analytical Method Development and Validation • In Vivo Pharmacology • Drug Metabolism, Bioanalysis, and Pharmacokinetics Testing (DMPK) • Non - clinical Toxicology and Pathology Services • Archiving Services No customer contributed >6% of revenue Contract Research Services (95% of TTM Revenue as of 6/30/21) 1 6% 2 - 5 12% 6 - 15 19% Ot her 63% TTM Awards by Customer as of 6/30/21 Note: Figures shown may not sum to 100% due to rounding. 1) Inotiv TTM awards by customer based on TTM 6/30/21 Awards % and applied to TTM 6/30/21 Revenue. 2) Inotiv TTM revenue by geography based on TTM 6/30/21 Awards % and applied to TTM 6/30/21 Revenue. North America 96% EMEA 2% Pacific Rim 2% TTM Revenue by Geography as of 6/30/21 (1) (2)

July & August 2021 DMPK Labs • Cardiovascular and renal pharmacology In Vivo capabilities • Early target validation $24 $26 $44 $61 $75 2 0 17A 2 0 18A 2 0 19A 2 0 20A LTM June 2021A Consistent Growth Achieved Under Current Leadership Inotiv has a Proven Track Record Integrating Opportunistic, Accretive Acquisitions in Support of Organic Growth Histopathology • Special histology and quantitative microscopy April 2021 Surgical Models • Invasive models • Wound Healing • Safety and efficacy evaluation of medical devices • Imaging Dec. 2019 Development and Reproductive Toxicology • Juvenile Assessments • Fertility • Embryonic D ev e lo p me nt May 2019 Discovery In Vivo and In Vitro • Pharmacology • E x ploratory toxicology • Regulated pathology • Drug metabolism and pharmacokinetics July 2018 GLP Toxicology • Rodents • Canines • Swine • No n - hu m an primates GLP Bioanalysis • Method d e v e lo p me nt • Method v ali d ation • Sample analysis 2017 Base Fiscal Year Revenue (1) Acquisitions + $1 2 .8m Baseline Annualized Revenue Contribution + $7 . 3m Baseline Annualized Revenue Contribution + $2 4 m Baseline Annualized Revenue Contribution Pharmacology / In Vivo Models +$4.7m Baseline Annualized Revenue Contribution +$1.2m Baseline Annualized Revenue Contribution C A GR c.36% Genetic Toxicology 1) FYE 9/30. 11 ($ in millions)

Startup Building Blocks

Services and Capabilities Developed Internally

Newly Established In-house Capabilities Reduce Outsourcing Expenses, Enhance Growth Prospects, Shorten Lead Times for Clients, and Allow for Program Sales versus Service Sales

May 2019	Jan. 2020	April 2020	Dec. 2020	Feb. 2021	May 2021	Jun. / Aug. 2021
Juvenile Toxicology Enhanced capabilities in developmental toxicology, specifically focused on learning and memory behaviors	**MP&T** Mechanistic Pharmacology and Toxicology Creates capabilities in cellular and molecular biology to support diverse client needs	**Safety Pharmacology** Created large animal cardiovascular and respiratory safety pharmacology using surgically-implanted telemetry equipment	**SEND Reporting** Internalized the process of developing and submitting SEND databases for regulatory review	**Clinical Pathology** Hired specialty expertise in clinical pathology to provide expert interpretation of clinical pathology data supporting pharmacology and toxicology studies	**Biotherapeutics** Announced plans to develop analytical capabilities to support large molecule biotherapeutics, biomarkers, and cell-based analysis and therapeutics	**Histopathology for Devices** Creating the capacity to process and interpret the biocompatibility and efficacy of broad-based devices **Genetic Toxicology** Building capabilities to evaluate mutagenicity in support of first-in-human dosing

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III. Envigo Overview

Envigo at a Glance

Company Overview

- Envigo RMS Holding Corp is a leading provider of **high-quality** research models and services to the biopharmaceutical, contract research, academic and government markets
- A leading dedicated research models platform offering a diverse range of models
- A **leading provider** of research models in North America
- Over **90 years of experience** as a provider of research-quality products and services

By the Numbers

c.2,550
Customers

$212m
F9M Revenue[1]

c.330
New Customers since 2020[2]

>99%
Revenue Retention Rate

10+ Years
Avg. Length of Top 10 Customer Relationships

Key Highlights

✓ *Deep animal husbandry expertise and high-quality client services*

✓ *Experienced management team with strong track record and compelling strategic growth plan*

✓ *Longstanding and dependable relationships with critical non-human primate suppliers across an expanding logistics network*

1) Represents unaudited revenue for the nine-month period ending June 30, 2021.
2) Represents the active customer base over the last 3 years as of 6/30/2021.

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Envigo at a Glance (Cont.)

Best-in-Class Research Models

Research Models

Industry leading provider of the broadest range of research models

- **Large Research Models**
  47% of F9M 6/30/21A Revenue
- **Small Research Models**
  26% of F9M 6/30/21 Revenue

Teklad Diets & Bedding

Offers a full range of lab custom research diets, bedding and enrichment

17% of L9M 6/30/21A Revenue

Services

High-quality support services offered worldwide

10% of L9M 6/30/21 Revenue

F9M 6/30/21A Revenue by Segment



Services
10%
Large
Research
Models
47%
Teklad Diets
& Bedding
17%
Small
Research
Models
26%

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Envigo Financial Snapshot Revenue $246 $115 $141 20 2 0A F6M 6/30/20 F6M 6/30/21 ($ in millions) ($ in millions) Grow t h c.22% 16 $24 $17 Growth c.179% $6 20 2 0A F6M 6/30/20 F6M 6/30/21 10% 5% 12% Adj. EBITDA Margin 1) 2020 revenue and Adj. EBITDA reflect twelve - year period results ending December 31, 2020. F6M 6/30/21 represents unaudited revenue and Adjusted EBITDA for the six - month period ending June 30, 2021. Adj. EBITDA

Transformational Transactions in Past 3 Years Envigo was formed and has grown to focus on research models and service (“RMS”) excellence in core markets • Converted relationship to a breeding & boarding long term agreement for warehousing and distribution outsourcing in North America with 2 - year exclusivity L ab Cor p. Divestitures • The Company divested the German and Spanish CRS to third - parties April 2019 Formation via divestiture spin - out • Envigo RMS was formed through June - Nov. 2019 T rans f ormati v e M&A • Envigo RMS acquired Covance Oct. 2019 N.A. Warehousing and Distribution Partnership • Entered into Dec. 2019 GEMS Acquisition • Acquired In Vivo (GEMS) assets from Horizon Discovery Dec. 2020 Transformation of Relationship with a government agency • Sold Alice, Texas August 2021 Divesting Israel Business • Letter of intent to divest entire January 2022 Denver, PA Facility • Upon completion will lead to the closure of two the divestiture Research agreement with Group India - origin NHP Israeli business, existing facilities as spin - out of Products, a Vanguard Supply colony to a including CRS capacity is Envigo, Inc. subsidiary of Chain Solutions government agency and RMS consolidated 17

Strong RMS Footprint Operating Globally Envigo has Strategically Positioned Itself as a Leader in Research Models Services in Key Research Locations • Domestic and international presence extends to 8 U.S. states, the United Kingdom, the Netherlands, Italy, France and Israel • Corporate headquarters located in Indianapolis, Indiana, supported by surrounding small - scale operating facilities Livermore, CA Alice, TX St. Louis, MO Indianapolis, IN Dublin, VA Cumberland, VA Madison, WI Denver, PA Frederick, MD Desio, Italy Gannat, France Huntingdon, UK Horst, Netherlands Hillcrest, UK Blackthorn, UK Note: Facility in Israel not pictured. 18

High Retention Rate with Client Base That Demand High Quality Research Models

Envigo Supplies Customers with Genetically Consistent Research Models Time after Time, creating Incredibly Strong Customer Relationships and Driving High Retention Rates

- Over 2,500 total customers with ~330 new customers added since 2020[1]
- 17 of Envigo's top 20 customers have been repeat customers for 10+ years
- Multiple strategic agreements as a global supplier of research models

Proportion of Customers that Placed Orders in last 2 of 3 Years


Placed
90%
Not Placed
10%

TTM Customer Breakdown


Rest
53%
Customers 1-10
47%

TTM Revenue by Customer Type


Academic
24%
Pharma
17%
Gov't
6%
Other
7%
CRO
46%

1) New customer represents customer with no revenue booked since 2018.

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IV. Merger Highlights

Merger Highlights Combination Creates Full - Spectrum Preclinical Solutions Provider 1 Attractive Diversification with Significant Cross - selling Opportunity 2 Exposure to Large and Growing End Markets 3 Strong Customer Value Proposition Underpinned by a Scaled, Broad Service Offering 4 Broad Customer Base Across Large Pharma, Biotech, and CROs with Significant Opportunity 5 Solid Financial Momentum Bolstered by Accretive Add - on Acquisitions 6 Experienced Management Team with Proven Track Record 7 Significant Opportunity to Create Shareholder Value 8 21

In Vivo Services Research Models Toxicology DMPK Consulting Combination Creates Full - Spectrum Preclinical Solutions Provider 1. • Inotiv and Envigo are both leaders in their respective core markets and the combination enhances its customer value proposition o Inotiv is a leading provider of preclinical segment services and products among a fragmented landscape of niche - focused and point - solution providers o Envigo is a leading global provider of research models to its end markets and strong positions across most of its other product categories Creates leading provider of preclinical services that deliver a full spectrum of service offerings P P P P P 22 Combined Company

2. Attractive Diversification with Significant Cross-selling Opportunity inotiv +++ + ENVIGO

Combined Business

TTM Revenue By Type



Services 29%
Teklad Diets 14%
Other Products 1%
Large Model 32%
Small Model 24%

- Creates a scaled, pre-clinical focused leader

TTM Revenue By Customer Segment[1]



Academic 19%
Biotech & Pharma 35%
Gov't 5%
Other 6%
CRO 36%

- Substantial cross-sell opportunity in utilizing Envigo's leading research models to Inotiv customers

TTM Revenue by Geography[1]



EMEA 19%
Pacific Rim 0.3%
North America 81%

- Access to Envigo's strong European relationships to drive new CRO business

Note: Figures shown may not sum to 100% due to rounding.
1) Inotiv TTM revenue based on TTM 6/30/2021 Awards % and applied to TTM 6/30/21 Revenue.

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35 30 25 20 15 10 5 0 Drug Discovery Preclinical Exposure to Large and Growing End Markets 3. Large and Growing End Markets… x The nonclinical market is expected to grow at a CAGR of 6.3% to reach ~$24 billion by 2026 (1) x There are currently about 9,600+ molecules in the preclinical phase globally which support continued outsourcing from pharma and biotech (1) x Continued R&D spend in the biotech segment driven by significant investment to support continued innovation and the development of new therapies Nonclinical CRO Market (USD Billions) Quarterly Global Biotech Funding (USD Billions) 4.9% Growth in 2021 Market Demand Drivers 30 25 20 15 10 5 0 1Q 1 2 2Q 1 2 3Q 1 2 4Q 1 2 1Q 1 3 2Q 1 3 3Q 1 3 4Q 1 3 1Q 1 4 2Q 1 4 3Q 1 4 4Q 1 4 1Q 1 5 2Q 1 5 3Q 1 5 4Q 1 5 1Q 1 6 2Q 1 6 3Q 1 6 4Q 1 6 1Q 1 7 2Q 1 7 3Q 1 7 4Q 1 7 1Q 1 8 2Q 1 8 3Q 1 8 4Q 1 8 1Q 1 9 2Q 1 9 3Q 1 9 4Q 1 9 1Q 2 0 2Q 2 0 3Q 2 0 4Q 2 0 1Q 2 1 2Q 2 1 I P O FO V C P IP E S 24 …Supported by Robust Biotech Funding Environment Source: Frost & Sullivan Source: FactSet, Jefferies LLC; July 12, 2021; June Biotech Funding: Glass Half - Empty or Half - Full? 2019 2020 2021E 2022E 2023E 2024E 2025E 2026E 1) Frost and Sullivan.

4. Strong Customer Value Prop Created Through Uniquely Differentiated, Scaled and Broad Service Offering

Key Components of Value Proposition	
1	Deep expertise and high-science capabilities across the discovery and preclinical continuum
2	Global service delivery across key geographies in North America and Europe
3	Enhanced ability to service molecules from early discovery through and beyond Investigational New Drug application as a "one-stop shop" for discovery and preclinical development
4	Long history and deep experience with critical research model resource supply chains

Well-positioned to continue penetration of emerging biotech and expand wallet share with large pharma

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Broad Customer Base Across Large Pharma, Biotech, and CROs with Significant Opportunity 5. c . 3,000 Total Customers c .$ 12.9m Average Revenue of Top 10 Customers c.10 Years Average Relationship Tenure of Top 5 Customers Total Revenue by Customer (1) Top 10 36% All Other Customers 64% TTM Revenue By Customer Segment (1) C RO 36% 26 A ca de mic 19% Biotech & Pharma 35% G ov ' t 5% Ot h e r 6% Note: Customer retention data shown as available. Figures shown may not sum to 100% due to rounding. 1) Inotiv TTM revenue based on TTM 6/30/21 Awards % and applied to TTM 6/30/21 Revenue.

$115 $141 $45 $60 27 Solid Momentum Bolstered by Accretive Add - on Acquisitions 6. Grow t h c.33% Grow t h c.22% Revenue (FYE 9/30; $ in millions) 1) Pro forma for HistoTox and Boulder acquisitions. 2) “L9M” represents unaudited revenue for the nine - month period ended June 30, 2021 and June 30, 2020, respectively. 3) “L6M” represents unaudited revenue for the six - month period ended June 30, 2021 and June 30, 2020, respectively. (2) L9M 6/30/20 (2) L9M 6/30/21 (3) L6M 6/30/20 (3) L6M 6/30/21 Revenue (FYE 12/31; $ in millions) $74 (1)

7. Experienced Management Team with Proven Track Record


Joined 2017

Robert Leasure, Jr. – Chief Executive Officer, President and Director
- 30+ years of experience in turnarounds, restructurings, financings, M&A, and in building/ mentoring management teams
- Managing partner and president of LS Associates LLC


March 2020

Beth Taylor – Chief Financial Officer
- 30+ years of experience in corporate and operational finance and accounting
- Prior companies: Endocyte, Inc., Author Solutions, Inc., Harlan Laboratories (joined 2007), Inc., Republic Airways Holdings and Rolls-Royce Corporation


July 2018

John Sagartz, PhD – Chief Strategy Officer and Director
- 25+ years of leadership experience in toxicology and preclinical development
- Prior companies: Searle/Monsanto, Pharmacia/Pfizer, and Seventh Wave Laboratories, which he founded and led prior to its sale to Inotiv


Feb. 2021

Greg Beattie – Chief Operating Officer
- 30+ years of contract research experience
- 20+ years in operational leadership roles at Charles River Laboratories


March 2019

Scott Daniels, PhD – Senior VP of DMPK
- 15+ years of executive leadership in pharmaceutical research & development
- Prior organizations: DuPont Pharmaceuticals, Millennium, Pfizer, Precera Bioscience and Center for Neuroscience Drug Discovery (Vanderbilt)


May 2020

Diane Tutko Francisco, PhD – Senior Director, Client Experience
- Expertise in program and project management, business process transformation and organizational effectiveness
- Prior companies: PPD, Covance Labs (joined Aug. 2003) and ICON plc


Nov. 1997

Philip Downing – Senior VP of Preclinical Services
- 20+ years of pharmaceutical experience in drug discovery, toxicology/non-clinical, and clinical research
- Prior companies: GFI Pharmaceuticals (now part of Covance Labs)


Joined 2002

Adrian Hardy, PhD – Chief Executive Officer of Envigo
- 20+ years of experience in strategy, global operations, business development and animal welfare
- Prior companies: Novartis


May. 2013

Stephen Symonds – Chief Financial Officer of Envigo
- 15+ years of experience in corporate accounting and finance
- Prior companies: KPMG – audit and accounting, forensics and restructuring


Feb. 2003

Jim Harkness – Chief Operating Officer of Envigo
- 20+ years of experience in operations and data management
- Prior companies: Covance


April 2000

Mark Bibi – General Counsel of Envigo
- 30+ years of experience practicing law in the healthcare services and life sciences industries
- Prior companies: Unilab, Schulte Roth & Zabel, Sullivan & Cromwell


June 2019

Mike Garrett – Senior VP of Commercial of Envigo
- 20+ years of experience in commercial operations, strategic planning, and project management
- Prior companies: MPI Research and BioReliance

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Significant Opportunity to Create Shareholder Value 8. Creates Leading Global Provider of Full - Spectrum Preclinical Services and Research Model Solutions P Cross - selling opportunity across existing customer base P Widens geographic reach by opening EU market to Inotiv’s preclinical services P Strengthened platform supports continued, accretive bolt - on M&A P Immediately accretive to EPS P Strong free cash flow generation and bottom - line growth support future organic growth initiatives P Potential cost synergies through identified SG&A cost savings P 29

Financial Overview

31 Combined Financial Highlights – L9M 6/30/21 Revenue $74m (1) Revenue $212m PF Adj. EBITDA $9m (1) Adj. EBITDA $28m Margin 12% Margin 13% Revenue $286m PF Adj. EBITDA (2) $35m Note: Financials represents unaudited pro forma revenue and Adjusted EBITDA for the nine - month period ending June 30, 2021 for Inotiv and Envigo. 1) Pro forma for HistoTox and Boulder acquisitions. 2) Includes pro forma adjustments in the amount of $2 million for the elimination of profit related to business held for sale.

32 Historical Financial Highlights $115 $141 $45 $60 L9M 6/30/20 L9M 6/30/21 (FYE 9/30; $ in millions) (FYE 12/31; $ in millions) Grow t h c.22% (FYE 9/30; $ in millions) Revenue Adj. EBITDA (FYE 12/31; $ in millions) $6 $17 $3 $5 L9M 6/30/20 L9M 6/30/21 Grow t h c.179% L6M 6/30/20 L6M 6/30/21 L6M 6/30/20 L6M 6/30/21 Note: Financials represents unaudited pro forma revenue and Adjusted EBITDA for the nine - month period ending June 30, 2021 for Inotiv and the six - month period ending June 30, 2021 for Envigo. 1) Pro forma for HistoTox and Boulder acquisitions. $74 (1) Grow t h c.33% Grow t h c.92% $9 (1)

33 Long Term Targets High - Single Digit to Low - double Digits Combined Organic Revenue Growth Low - to Mid - Double Digits Preclinical Revenue Growth Mid - to High - Single Digits Research Models Revenue Growth 18% - 22% EBITDA Margin 2x - 3x Long Term Net Leverage Multiple

Appe n d i x

Inotiv Non-GAAP EBITDA Reconciliation

	Fiscal Year Ended September 30,	Nine Months Ended June 30,	
	2020	2020	2021
GAAP Net Income	($4,685)	($2,893)	($3,354)
Add back:			
Interest Expense, Net	1,490	1,085	1,163
Income Tax (Benefit) Expense	147	129	161
Depreciation and Amortization	4,074	2,747	4,184
EBITDA	$1,026	$1,068	$2,154
Stock-Based Compensation	540	380	1,040
Acquisition and Integration Costs[(1)(2)]	339	339	1,128
UK Lease Liability / Other[(3)]	(180)	(208)	(179)
New Product Start-up Costs	333	232	841
Other Non-Recurring	823	782	-
Adjusted EBITDA[(4)]	$2,881	$2,593	$4,984

1) For the three and nine months ended June 30, 2021, charges for legal services, accounting services, travel, and other related activities in connection with the acquisitions of HistoTox Labs and Bolder BioPATH.
2) For the nine months ended June 30, 2020, charges for legal services, accounting services, travel, and other related activities in connection with the acquisitions of HistoTox Labs and Bolder BioPATH.
3) Inotiv benefited from the initial reduction in its United Kingdom lease liability for a portion of the reserve for lease related liabilities that were no longer owed due to the statute of limitations.
4) Adjusted EBITDA - Earnings before interest expense, income taxes (benefit) expense, depreciation and amortization, stock option expense, United Kingdom lease liability reversal benefit and foreign currency impact on liability, non-recurring acquisition and integration costs, start up costs and other non-recurring third-party costs.

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35

Envigo Non-GAAP EBITDA Reconciliation

	Fiscal Year Ended December 31,	Six Months Ended June 30,	
	2020	2020	2021
Net Income / (Loss) from Continuing Operations	($53,508)	($54,712)	$4,449
Add back:			
Interest Expense, Net	9,378	4,838	4,073
Income Tax (Benefit) Expense	11,262	(5,326)	1,501
Depreciation and Amortization	10,686	5,143	5,280
EBITDA	($22,182)	($50,057)	$15,303
Stock Compensation Expense	446	159	286
Acquisition and Integration Expenses[1]	2,285	2,120	53
Amortization of Inventory Fair Value Step Up	2,040	1,470	-
Restructuring Expenses	2,879	728	971
Loss on Disposal of Property, Plant and Equipment	609	225	396
Loss on Impairment of Goodwill and Intangible Assets[2]	49,806	49,506	-
Gain on Sale of Animal Colony	(12,386)	-	-
Gain on Forgiveness of Debt	(633)	-	(346)
Foreign Exchange Losses (Gains)	1,574	1,936	(519)
Other	-	-	848
Adjusted EBITDA[3]	$24,438	$6,087	$16,992

1) For fiscal year 12/31/2020 and the six months ended June 30, 2021, relates to charges incurred to integrate the businesses acquired in FY19.
2) Represents non-cash write-off of property, plant and equipment, goodwill and intangible assets. Due to the negative impact that COVID-19 had on the Company's business, the impairment test the Company performs annually calculated a fair value of the Company that was less than the reporting unit's book value of net assets assigned.
3) Adjusted EBITDA - Earnings before interest expense, income taxes (benefit) expense, depreciation and amortization, stock option expense,, non-recurring acquisition and integration costs, amortization of inventory fair value step up, loss on disposal of property, plant and equipment, loss of impairment of goodwill and intangible assets, gain on sale of animal colony, gain on forgiveness of debt, foreign exchange losses, start up costs and other non-recurring third-party costs.

inotiv
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36

Inotiv Pro Forma EBITDA Reconciliation Nine Months Ended June 30, 2021 GAAP Net Income (Loss) ( $641) Interest Expense 1,532 Income Taxes (Benefit) Expense (128) Depreciation and Amortization 7,138 EBITDA $7,901 Stock Option Expense 1,040 United Kingdom Lease Liability Reversal Benefit (179) Gain on Forgiveness of Debt (358) Start Up Costs 841 Adjusted EBITDA $9,245 37

Combined Inotiv + Envigo Pro Forma EBITDA Reconciliation 38 Nine Months Ended June 30, 2021 Total PF Non - GAAP GAAP Net Income (Loss) ( $7,820) Interest Expense 13,601 Income taxes (benefit) expense 14,569 Depreciation and amortization 24,585 EBITDA $44,936 Stock Compensation Expense 1,470 Acquisition and Integration Expenses 174 Amortization of Inventory Fair Value Step Up 114 Restructuring Expenses 1,857 United Kingdom lease liability reversal benefit (179) Start up costs 841 Loss on Disposal of Property, Plant and Equipment 661 Loss on Impairment of Goodwill and Intangible Assets 300 Gain on Sale of Animal Colony (12,386) Gain on Forgiveness of Debt (1,337) Foreign Exchange Losses (Gains) (471) Profit from Israel RMS Business Held for Sale (1,797) Other 848 Adjusted EBITDA $35,031